Innventure Operating Companies Advance to Independent Capital Formation as Platform Momentum Accelerates
•$50M+ in Q1 2026 bookings from operating companies, signaling commercial inflection point
•Accelsius projected to be cash flow positive by YE 2026; Innventure targeting consolidated cash flow positivity in 2028
•AeroFlexx and Refinity launching direct capital raises as they reach commercial and technical inflection points
•Corporate capital requirements are materially reduced through direct capital formation and declining general and administrative expenses
•Board increasing number and percentage of independent directors
ORLANDO, Fla., March 04, 2026 (GLOBE NEWSWIRE) — Innventure, Inc. (NASDAQ: INV), an industrial growth conglomerate, today announced operating and financial milestones that demonstrate accelerating momentum across its operating companies and an improved capital outlook for the enterprise.

Operating Companies Hitting KPIs and Scaling Independently
Innventure’s operating companies, Accelsius, AeroFlexx, and Refinity, have each reached key commercial or technical milestones, validating the scalability of Innventure’s create-and-operate model. A core principle of the platform is the advancement of each operating company toward financial self-sufficiency, with the goal of reducing reliance on Innventure corporate capital and accelerating the path to enterprise-level profitability.

This marks a clear shift from 2025, when Innventure continued to fund Accelsius alongside Accelsius’ own direct capital raises, and funded all other operating companies through its corporate balance sheet. For Innventure’s controlled operating companies, beginning with Accelsius and Refinity and continuing going forward, the model is to transition to direct capital formation as they mature, while Innventure maintains control and consolidates their financial results. This approach builds on Innventure’s established history of raising more than $240 million directly into its operating companies, including PureCycle Technologies (NASDAQ: PCT) prior to its public listing.

Following Accelsius’ fully funded Series B round with Johnson Controls and Legrand in 2025, AeroFlexx and Refinity are positioned to raise their next rounds directly on their own balance sheets.

Accelsius: Cash Flow Positive Expected by Year-End 2026
Accelsius continues to scale rapidly, supported by a sales pipeline exceeding $1 billion, planned deployments with global data center operators, and the commercial availability of the NeuCool® MR250 system — including an agreement with DarkNX to deploy NeuCool® across a new 300MW AI data center campus in Ontario, Canada, expected to be the largest two-phase, direct-to-chip deployment to date. Accelsius is projected to be cash flow positive by year end 2026.

AeroFlexx and Refinity: Direct Capital Raises to Fund Next Stage of Growth
AeroFlexx recently secured a global commercial partnership with Aveda, which will become the first prestige beauty brand to adopt AeroFlexx’s innovative refill packaging. With this validation and growing demand across personal care and adjacent categories, AeroFlexx will raise capital directly, including from strategic investors who can also serve as commercial partners as the company scales globally.

Refinity has successfully validated its proprietary waste conversion technology at pilot scale and is raising capital directly to fund commercial demonstration and initial plant construction. CEO Bill Grieco noted that the technology “is unlocking a new pathway for high value chemical intermediates from waste streams.”

Corporate Capital Requirements Expected to Decline; Path to 2028 Cash Flow Positivity
Corporate capital requirements are materially reduced because Accelsius is well capitalized and potentially fully funded, AeroFlexx and Refinity are launching direct capital raises, and general and administrative expenses have been falling quarter over quarter with further reductions expected. Innventure also enters 2026 with a strengthened balance sheet following its successful $40 million registered direct offering in January. Together, these factors place the company in a significantly stronger financial position and on a clear path to consolidated cash flow positivity in 2028.

Governance Enhancements
The Board will expand its independent representation by adding two new independent directors and reducing the number of management directors as upcoming terms conclude and as further independent candidates are identified. Further details are expected to be reflected in the upcoming 2026 AGM proxy materials. This planned evolution strengthens Innventure’s alignment with public‑company governance standards and reinforces its commitment to strong, independent oversight.

Continued Validation of Innventure’s Create-and-Operate Model
The operating and financial progress across Accelsius, AeroFlexx, and Refinity reflects the continued validation of Innventure’s create-and-operate model. This model has a proven history of generating meaningful value, having founded and scaled PureCycle to an $835 million pre market valuation in under seven years and taking it public through a deSPAC transaction in March 2021 at a $1.2 billion post money valuation1, representing a 26.8x return for Innventure’s early investors.2 More recently, Innventure founded Accelsius in May 2022 and has grown it to an enterprise that was valued at $665 million immediately following strategic investments from Johnson Controls and Legrand in December 2025. The milestones announced today – $50M+ in Q1 bookings, Aveda global partnership with Aeroflexx, Refinity validation at pilot scale – represent the next phase of this model as Innventure continues to build and scale operating companies addressing significant unmet market needs.

About Innventure
Innventure (NASDAQ: INV), an industrial growth conglomerate, creates and operates companies solving significant unmet market needs in collaboration with multinational corporations from inception through global scale. This approach combines transformative technology solutions and operational expertise—capturing early-stage economics while deploying the commercialization infrastructure that complex markets demand.

Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, those factors described in Innventure’s public filings with the U.S. Securities and Exchange Commission, including but not limited to the following: Innventure’s and its subsidiaries’ ability to execute on their strategies, book sales and achieve future financial performance; developments and projections relating to the Innventure’s and its subsidiaries’ competitors and industry; the implementation, adoption, market acceptance and success of Innventure’s and its subsidiaries’ products, business models and growth strategies; Innventure’s and its subsidiaries’ ability to generate sufficient revenue and operating cash flow; the timing and magnitude of expected cash expenditures; the availability, timing and terms of additional financing, including debt or equity financing; market conditions affecting access to capital; potential dilution resulting from future financings; Innventure’s ability to successfully implement cost reduction initiatives; changes in economic conditions; competitive pressures; regulatory developments; Innventure’s ability to maintain control over its subsidiaries.

Forward‑looking statements speak only as of the date of this release, and Innventure undertakes no obligation to update them except as required by law.

Footnotes
1The $1.2 billion post-money valuation reflects PureCycle’s $835 million pre-money valuation combined with capital raised from a PIPE transaction, SPAC public shares, and founders.

2The 26.8x return is calculated based on PureCycle’s closing share price on December 31, 2025 and is illustrative of an investor who invested at inception, sold shares as they became freely tradeable, and valued any remaining restricted shares at the December 31, 2025 closing price.

Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications
investorrelations@innventure.com

Media Contact: Phil Denning, ICR
Phil.denning@icrinc.com